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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 25, 2005

                             PDG ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in this charter)

          DELAWARE                       0-13667                  22-2677298
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

     1386 BEULAH ROAD, BUILDING 801, PITTSBURGH, PA               15235
         (Address of Principal Executive Offices)               (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (412) 243-3200


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changes Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 142-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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This Current Report on Form 8-K/A includes financial information required by
Item 9.01 that was not contained in the Current Report on Form 8-K dated August 25, 2005 and filed August 31, 2005, and information clarifying the purchase price paid in connection with the asset purchase of the Flagship group of companies. as reported by Item 2.01 on the Current Report on Form 8-K August 31, 2005. The registrant hereby amends its report on the Current Report on Form 8-K filed August 31, 2005 by deleting the text at Items 9(a) through (c) and replacing it with the following text:

         ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         On August 25, 2005, PDG Environmental, Inc. (the "Company"), pursuant to an Asset Purchase Agreement, (the "Agreement"), completed its acquisition of certain assets of Flagship Services, Group, Inc., Flagship Reconstruction Partners, Ltd., Flagship Reconstruction Associates - Commercial, Ltd., and Flagship Reconstruction Associates - Residential, Ltd. ("Flagship"), for $5,250,000 in cash paid at closing, a promissory note for $750,000 at an interest of 6% due one-year from the closing (a copy of which is attached hereto as Exhibit 10.1), 236,027 shares of the Company's restricted common stock valued at $250,000 ($1.06 per share), a warrant to purchase up to 250,000 shares of the Company's restricted common stock at an exercise price of $1.00 (a copy of which is attached hereto as Exhibit 4.1) and a warrant to purchase up to 150,000 shares of the Company's restricted common stock at an exercise price of $1.06 (a copy of which is attached hereto as Exhibit 4.2). The warrants expire five years from the date of closing. The transaction also includes additional consideration in the form of an earn-out arrangement over the first eighteen-month period commencing on the closing date, pursuant to which the Company is required to pay Flagship 35% of the net earnings of the former Flagship operation in excess of $500,000. The nature of the business in which the assets were used was provision of emergency response, loss mitigation, restoration and reconstruction services. A copy of the Agreement is attached hereto as Exhibit 2.1. Roy Petersen, the principal owner of Flagship, entered into an eighteen-month employment and non-competition agreement with the Company. The foregoing is not a complete description of the material terms of the Company's acquisition of Flagship and is qualified in its entirety by reference to the agreements entered into in connection with the acquisition included as exhibits to this Current Report on Form 8-K.

         ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         See Item 2.01 of this Current Report on Form 8-K, which item is incorporated herein by reference, for a description of the terms of the acquisition that includes the issuance of the promissory note.


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         ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

         See Item 2.01 of this Current Report on Form 8-K, which item is incorporated herein by reference, for a description of the terms of the acquisition that includes the issuance of the warrants. In connection with the sale, Flagship has been provided with and had the opportunity to review documents, including financial, and ask questions about the Company. The sale of the unregistered securities was issued pursuant to
         Section 4(2) of the Securities Act of 1933, as amended.

         ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a) Financial Statements of Business Acquired


The following information is attached hereto as Exhibit 99.1:

Combined Financial Statements for the Years Ended December 31, 2004 and 2003

         -        Independent Auditor's Report

         -        Combined Balance Sheets at December 31, 2004 and December 31,
                  2003

         - Combined Statements of Income for the years ended December 31, 2004 and December 31, 2003

         - Combined Statements of Changes in Shareholders' Equity and Partners' Capital (Deficit) for the years ended December 31, 2004 and December 31, 2003

         - Combined Statements of Cash Flows for the years ended December 31, 2004 and December 31, 2003

         -        Notes to Financial Statements

Financial Statements for the Six Months Ended June 30, 2005 and 2004

         -        Unaudited Combined Balance Sheets at June 30, 2005 and 2004

         - Unaudited Combined Statements of Operations for the six-months ended June 30, 2005 and 2004

         - Unaudited Combined Statements of Changes in Shareholders' Equity for the six-months ended June 30, 2005 and 2004

         - Unaudited Combined Statements of Cash Flows for the six-months ended June 30, 2005 and 2004

         -        Notes to Financial Statements



(b) Pro Forma Financial Information

The following information is attached hereto as Exhibit 99.2:


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Introduction to Unaudited Pro Forma Combined Consolidated Financial Data

Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet as of July 31, 2005

Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations for the six months ended July 31, 2005

Unaudited Pro Forma Combined Condensed Consolidated Statement of Operations for the year ended January 31, 2005


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(c) Exhibits

     2.1 Asset Purchase Agreement among Flagship Services, Group, Inc., a Texas corporation, Flagship Reconstruction Partners, Ltd., a Texas limited partnership, Flagship Reconstruction Associates - Commercial, Ltd., a Texas limited partnership, and Flagship Reconstruction Associates - Residential, Ltd., a Texas limited partnership, and Certain Sole Shareholder Thereof. and PDG Environmental, Inc., a Delaware corporation and Project Development Group, Inc., a Pennsylvania corporation. *

     4.1 Common Stock Purchase Warrant to purchase 250,000 shares of Common Stock of PDG Environmental, Inc. among Flagship Services, Group, Inc., a Texas corporation, Flagship Reconstruction Partners, Ltd., a Texas limited partnership, Flagship Reconstruction Associates - Commercial, Ltd., a Texas limited partnership, and Flagship Reconstruction Associates - Residential, Ltd., a Texas limited partnership, and PDG Environmental, Inc., a Delaware corporation. *


     4.2 Common Stock Purchase Warrant to purchase 150,000 shares of Common Stock of PDG Environmental, Inc. among Flagship Services, Group, Inc., a Texas corporation, Flagship Reconstruction Partners, Ltd., a Texas limited partnership, Flagship Reconstruction Associates - Commercial, Ltd., a Texas limited partnership, and Flagship Reconstruction Associates - Residential, Ltd., a Texas limited partnership, and PDG Environmental, Inc., a Delaware corporation. *


     10.1 Promissory Note among Flagship Services, Group, Inc., a Texas corporation, Flagship Reconstruction Partners, Ltd., a Texas limited partnership, Flagship Reconstruction Associates - Commercial, Ltd., a
          Texas limited partnership, and Flagship Reconstruction Associates -
          Residential, Ltd., a Texas limited partnership, and PDG Environmental,
          Inc., a Delaware corporation. *
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
     99.1 Financial Statements of Flagship Services Group and Partnership
          Affiliates.

     99.2 Pro Forma Financial Statements

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*    Previously filed with the registrant's Current Report on Form 8-K filed August 31, 2005.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        PDG ENVIRONMENTAL, INC.




                                        By /s/John C. Regan
                                           ------------------------------
                                           John C. Regan
                                           President,
                                           Principal Financial Officer
                                           Principal Accounting Officer
                                           Chairman of the Board of Directors,





Date: November 8, 2005




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